UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    January 24, 2006

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

         0-20260                                     6-1150326
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 (Commission File Numbers)              (IRS Employer Identification No.)

 Two Manhattanville Road, Purchase, NY                 10577
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 -- Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 -- Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

 -- Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         On January 24, 2006 the Board of Directors of the Registrant elected Dr. Yvonne S. Thornton and Mr. Jay Higham as directors, effective January 24, 2006, to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Dr. Thornton will serve on the Compensation Committee and the Governance and Nominating Committee of the Board. Mr. Higham will not serve on any Board committees.

         Dr. Thornton, age 58, is a double board-certified specialist in obstetrics, gynecology and maternal-fetal medicine. Her present academic rank is Professor of Clinical Obstetrics and Gynecology at Cornell University (Weill) Medical College and she is the former Vice-Chair of the Department of OB/GYN and Director of Maternal-Fetal Medicine at Jamaica Hospital Medical Center in New York City. Dr. Thornton is a Diplomate of the American Board of Obstetrics and Gynecology, a Fellow of the American College of Surgeons and an Oral Examiner for the American Board of Obstetrics and Gynecology. She is the author of the national best-selling, Pulitzer prize-nominated book entitled, "The Ditchdigger's Daughters." After graduating with honors from Monmouth College in New Jersey, she received her M.D. degree with honors from Columbia University College of Physicians and Surgeons. Dr. Thornton also has an Executive Masters (M.P.H) degree in Health Policy and Management from Columbia University.

         Mr. Higham, age 47, became President and Chief Executive Officer of the Company January 1, 2006. From June 2004 to December 31, 2005, Mr. Higham was President and Chief Operating Officer of the Company. In October 1994 Mr. Higham joined the Company as Vice President of Marketing and Development and in January 1999, was promoted to Senior Vice President of Marketing and Development. For four years prior to joining the Company, Mr. Higham held a variety of executive positions, the most current of which was as Vice President of Health Systems Development for South Shore Hospital and South Shore Health and Education Corporation where he developed and implemented a strategy for integration with physician group practices and managed care payers. Mr. Higham earned an M.H.S.A. from George Washington University.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

       Effective January 24, 2006, the Board of Directors of the Registrant to amended the by-law to increase the number of directors from five to seven. Additionally, on that same date, the Board of Directors amended the By-law provisions describing the duties of the Chairman and the duties of the President and Chief Executive Officer.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

                  (d)      Exhibits

                           Exhibit No.      Description of Exhibit
                           -----------      ----------------------

                           3.3              Amended sections of By-laws



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INTEGRAMED AMERICA, INC.
                                  (Registrant)




Date:    January 30, 2006      By:/s/Claude E. White
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                                  Claude E. White, Vice President &
                                  General Counsel